                                                                    EXHIBIT 99.1






                       CERTIFICATE OF OWNERSHIP AND MERGER


                                     MERGING


                             NEWPOWER HOLDINGS, INC.


                                  WITH AND INTO


                                   TNPC, INC.


                           PURSUANT TO SECTION 253 OF


              THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

            Pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, TNPC, Inc., a Delaware corporation (the "Company"), hereby certifies the following information relating to the merger of NewPower Holdings, Inc., a Delaware corporation (the "Subsidiary"), with and into the Company (the "Merger").

            1. The names and states of incorporation of the Company and the Subsidiary, which are the constituent corporations in the Merger, are:


                  Name                          State of Incorporation
                  ----                          ----------------------
                  TNPC, Inc.                    Delaware
                  NewPower Holdings, Inc.       Delaware

            2. The number of shares of capital stock of the Subsidiary outstanding are 100 shares of Common Stock, par value $.01 per share, all of which are owned by the Company.

            3. A copy of the resolutions of the Board of Directors of the Company dated November 28, 2000 to merge the Subsidiary into the Company and change the name of the Company to "NewPower Holdings, Inc." is attached hereto as EXHIBIT A.

            4. At the Effective Time (as defined below), the Subsidiary shall be merged with and into the Company, which shall be the surviving corporation in the Merger, in accordance with the terms of the resolutions in EXHIBIT A and pursuant to
Section 253 of the General Corporation Law of the State of Delaware.

            5. The "Effective Time" of the Merger shall be the time of filing of this Certificate with the Secretary of State of the State of Delaware pursuant to Sections 253 and 103 of the General Corporation Law of the State of Delaware.

            6. The Bylaws of the Company and the directors and officers of the Company immediately prior to the Effective Time shall continue as such for the surviving corporation

            IN WITNESS WHEREOF, this Certificate of Ownership and Merger has been executed on this 19th day of January, 2001.



                                       TNPC, INC.


                                       By /s/ H. EUGENE LOCKHART
                                         -----------------------
                                          Name:  H. Eugene Lockhart
                                          Title: President

                                                                       EXHIBIT A
                               RESOLUTIONS OF THE
                               BOARD OF DIRECTORS
                                       OF
                                   TNPC, INC.

         MERGER OF NEWPOWER HOLDINGS, INC. WITH AND INTO THE COMPANY AND
           CHANGE OF NAME OF THE COMPANY TO "NEWPOWER HOLDINGS, INC."

            RESOLVED, that the Company merge its wholly owned subsidiary, NewPower Holdings, Inc., with and into the Company (the "Merger"), that the separate existence of NewPower Holdings, Inc. cease, and that the Company be the surviving corporation in the Merger; and

            FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered, and directed to execute and acknowledge in the name and on behalf of the Company a Certificate of Ownership and Merger (the "Certificate") in accordance with Section 253 of the General Corporation Law of the State of Delaware, and to cause such executed Certificate of Ownership and Merger to be filed in the office of the Secretary of State of the State of Delaware; and

            FURTHER RESOLVED, that the effective time of the Merger shall be the time of filing of the Certificate with the Secretary of State of the State of Delaware; and

            FURTHER RESOLVED, that upon the effectiveness of the Merger, the Company shall assume all the liabilities and obligations of NewPower Holdings, Inc.; and

            FURTHER RESOLVED, that upon the effectiveness of the Merger, the name of the Company shall be changed to "NewPower Holdings, Inc." and Article I of the Second Amended and Restated Certificate of Incorporation of the Company shall be amended to read as follows:

            "The name of this corporation is: NewPower Holdings, Inc."

            FURTHER RESOLVED, that the Bylaws of the Company and the directors and officers of the Company immediately prior to the effectiveness of the Merger shall continue as such for the surviving corporation; and

            FURTHER RESOLVED, that this Company shall cause to be executed and filed the documents prescribed by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within any other appropriate jurisdiction to effect the Merger and the change of name of the Company.